Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Donald J. Santel, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge the Quarterly Report of CoTherix, Inc. on Form 10-Q for the quarterly period ended June 30, 2005, as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of CoTherix, Inc.

Dated: August 12, 2005	By:	/s/ Donald J. Santel
	Name:	Donald J. Santel
	Title:	Chief Executive Officer
(Principal Executive Officer)